Tax Matters	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Tax Matters	Tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 45 companies at December 31, 2023 (47 companies at December 31, 2022).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2023 and 2022 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2022	4,884	3,067
Additions	2,040	383
Disposals	(760)	(673)
Transfers	15	21
Translation differences and hyperinflation adjustments	61	(92)
Company movements and others	—	(4)
Balance at December 31, 2023	6,240	2,702

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2021	5,616	2,602
Additions	1,080	685
Disposals	(1,877)	(400)
Transfers	21	(30)
Translation differences and hyperinflation adjustments	42	184
Company movements and others	2	26
Balance at December 31, 2022	4,884	3,067
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies.
Main changes registered in 2023
Following the ruling of the General Court Judgment of September 27, 2023 that finally annuls the Third Decision (EU) 2015/314 of the Commission (see Tax deductibility of financial goodwill in Spain in this note) an addition of tax credits for tax loss carryforwards has been recognized with a balancing entry in the income tax amounting to 334 million euros.
Likewise, as of December 31, 2023, the recoverability of the deferred tax assets of the Tax Group in Spain has been estimated, considering: i) the estimates of results of the companies that make up the Tax Group; and ii) the effects of RD 3/2016 (see Constitutional Court Judgment on Royal Decree Law 3/2016 in this note). Following this analysis, deferred tax assets have been recorded for negative tax bases and deductions, with a counterpart in income taxes, in the amount of 541 million euros.
Additionally, in 2023 there were additions of deferred tax assets for 412 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies include in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2023 included the impact of the materialization of these provisions and its financial update, amounting to 208 million euros.
Deferred tax assets have been added in Spain in the amount of 306 million euros, as a consequence of Law 38/2022, of December 27, which establishes temporary measures in determining the tax base under the tax consolidation regime, limiting the amount of individual tax loss carryforwards corresponding to fiscal year 2023 to 50%.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 115 million euros and applied tax loss carryforwards amounting to 41 million euros in 2023. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 18 million euros.
The additions of deferred tax assets included tax credits recognized for 73 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2023 amounting to 79 million euros.
Telefónica Brasil recognized additions of deferred tax assets in the amount of 23 million euros, applied tax loss carryforwards amounting to 60 million euros and recognized disposals for temporary differences in the amount of 61 million euros in 2023. Additionally, it recognized additions of liabilities for deferred taxes amounting to 119 million euros and disposals of deferred tax liabilities amounting to 266 million euros.
Telefónica Chile recognized additions of deferred tax assets in the amount of 94 million euros and disposals of deferred tax assets in the amount of 18 million euros in 2023. Additionally, recognized additions of deferred tax liabilities in the amount of 48 million euros and disposals of deferred tax liabilities amounting to 28 million euros.
Telefónica Colombia recognized additions of deferred tax assets in the amount of 9 million euros and disposals of deferred tax assets in the amount of 66 million euros in 2023. Additionally, recognized disposals of deferred tax liabilities in the amount of 13 million euros.
The movements relating to deferred taxes recognized directly in equity in 2023 amounted to 2 million euros of additions (net position of higher deferred tax liabilities) and 194 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 258 million euros as of December 31, 2023 (319 million euros as of December 31, 2022). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 233 million euros as of December 31, 2023 (234 million euros as of December 31, 2022).
Main changes registered in 2022
In July 2022, Telefónica was notified of the Supreme Court's ruling rejecting the appeal filed by the State Attorney's Office against the Supreme Court's ruling of October 29, 2021, which had upheld the criteria for the use of tax losses and deductions maintained by Telefónica in relation to the settlement agreements arising from the corporate income tax audit for those years (see Inspections of the tax group in Spain in this note). On October 24, 2022, the Supreme Court's ruling was enforced, ordering the refund to Telefónica of 790 million euros for taxes paid in those years, as well as 526 million euros in late-payment interest (see "Breakdown of financial result" in Note 19). As a result of the new assessments made, in 2022 tax credits of Telefónica, S.A.'s tax group that had been capitalized at December 31, 2021, amounting to 512 million euros for tax loss carryforwards and 278 million euros for tax credits, were derecognized. Also, in relation to the above, an addition of deferred tax assets of the tax group was recorded, with a balancing entry in the income tax of the consolidated income statement of tax loss carryforwards in the amount of 58 million euros and a derecognition of tax credits for deductions in the amount of 16 million euros.
In December 2022, the consortium formed by CAA and Vauban (see Note 2) acquired 45% of Bluevia Fibra, S.L. (Bluevia) for an amount of 1,021 million euros in cash. The transaction has not had any impact on the consolidated income statement as it is a change in the percentage of ownership that has not resulted in a loss of control. In the context of this transaction, Bluevia acquired from Telefónica de España a number of assets constituting the business object of Bluevia (see Note 29.c) at their fair value at the transaction date, which was higher than the pre-existing net book value, generating an accounting gain at the headquarters of Telefónica de España which, as Bluevia is outside the consolidation perimeter of the tax group of Telefónica, S.A., forms part of the taxable income of the aforementioned tax group. However, from an accounting point of view, this difference in value is not reflected in the consolidated accounts as it is a transaction between companies of the same Group. The difference between the tax value of these assets in Bluevia and their book value in the Group's consolidated accounts has generated an asset for deductible temporary differences amounting to 548 million euros, recorded as additions in the table above.
As of December 31, 2022, the estimated recoverability of the deferred tax assets of the companies that continue to form part of the tax group after the exit of Bluevia has been assessed. As a result of this analysis, a reversal of deferred tax assets for tax loss carryforwards amounting to 85 million euros and 112 million euros of deductions has been recorded.
In 2022 there were additions of deferred tax assets for 10 million euros as a result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies include in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2022 included the impact of the materialization of these provisions and its financial update, amounting to 319 million euros.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 76 million euros and applied tax loss carryforwards amounting to 46 million euros in 2022. Furthermore, Telefónica Germany recognized deferred tax liabilities disposals amounting to 42 million euros.
The additions of deferred tax assets included tax credits recognized for 76 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2022 amounting to 76 million euros.
Telefónica Brazil recognized deferred tax assets amounting to 78 million euros and applied tax loss carryforwards amounting 86 million euros in 2022. In addition Telefónica Brazil, recognized deferred tax liabilities amounting to 59 million euros and disposals amounting to 212 million euros.
Telefónica Colombia recognized deferred tax assets amounting to 26 million euros and applied tax loss carryforwards amounting 119 million euros in 2022. Furthermore, recognized deferred tax liabilities amounting to 22 million euros.
The movements relating to deferred taxes recognized directly in equity in 2022 amounted to 238 million euros of additions (net position of higher deferred tax liabilities) and 44 million euros of disposals (net position of higher deferred tax liabilities).
Expected realization of deferred tax assets and liabilities
The estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2023 is as follows:

Millions of euros
12/31/2023	Total	Less than 1 year	More than 1 year
Deferred tax assets	6,240	779	5,461
Deferred tax liabilities	2,702	370	2,332
Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2023	12/31/2022
Tax credits for loss carryforwards	2,803	2,011
Unused tax deductions	733	565
Deferred tax assets for temporary differences	2,704	2,308
Total deferred tax assets	6,240	4,884
Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2023 and 2022 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2022	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2023
Spain	457	725	(75)	—	3	1,110
Germany	810	189	(120)	—	—	879
Latin America	741	133	(113)	—	53	814
Other	3	—	(3)	—	—	—
Total tax credits for loss carryforwards	2,011	1,047	(311)	—	56	2,803

Location of the company (Millions of euros)	Balance at 12/31/2021	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2022
Spain	999	58	(600)	—	—	457
Germany	778	153	(122)	1	—	810
Latin America	861	64	(216)	—	32	741
Other	1	3	(1)	—	—	3
Total tax credits for loss carryforwards	2,639	278	(939)	1	32	2,011
The Spanish tax group considers that unused tax loss carryforwards in Spain, taking into account tax litigation in which the group is involved, amount to 4,628 million euros at December 31, 2023:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	2,633	—	2,633
Tax loss carryforwards generated before consolidation in the tax group	1,995	—	1,995
Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2023 amounted to 1,110 million euros (457 million euros at December 31, 2022). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 77 million euros (498 million euros at December 31, 2022). These tax credits do not expire.
The Group companies in Germany have recognized 879 million euros of tax credits for loss carryforwards at December 31, 2023. Total unrecognized tax credits for loss carryforwards of these companies amount to 5,295 million euros (5,452 million euros at December 31, 2022). These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2023 amounted to 814 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 841 million euros (683 million euros at December 31, 2022).
Deductions
The Group has recognized 733 million euros of tax credits from deductions at December 31, 2023, in Spain (565 millIon euros in 2022), generated primarily from R+D+i, double taxation, donations to non-profit organizations and film productions. Total unrecognized tax credits from deductions in Spain amount to 244 million euros at December 31, 2023.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2023 and 2022 are as follows:

Millions of euros	12/31/2023	12/31/2022
Goodwill and intangible assets	787	828
Property, plant and equipment	378	473
Personnel commitments	1,498	1,278
Provisions	1,062	935
Inventories and receivables	330	324
Rights of use	48	51
Lease liabilities	994	1,049
Other concepts	489	267
Total deferred tax assets for temporary differences	5,586	5,205
Deferred tax assets and liabilities offset	(2,882)	(2,897)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,704	2,308

Millions of euros	12/31/2023	12/31/2022
Goodwill and intangible assets	1,928	1,970
Property, plant and equipment	1,105	1,282
Personnel commitments	2	12
Provisions	454	447
Investments in subsidiaries, associates and other shareholdings	327	374
Inventories and receivables	—	—
Rights of use	1,023	1,046
Other concepts	743	833
Total deferred tax liabilities for temporary differences	5,584	5,964
Deferred tax assets and liabilities offset	(2,882)	(2,897)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,702	3,067
Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other concepts” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 19).
Total unrecognized tax credits from temporary differences, mainly from Pegaso Pcs S.A. de C.V. and Colombia Telecomunicaciones S.A. ESP BIC, amount to 982 million euros at December 31, 2023.
Tax payables and receivables
Current tax payables and receivables at December 31, 2023 and 2022 are as follows:

Millions of euros	Balance at 12/31/2023	Balance at 12/31/2022
Tax payables
Tax withholdings	111	96
Indirect taxes	561	390
Social security	117	114
Current income taxes payable	769	957
Other	311	363
Total	1,869	1,920

Millions of euros	Balance at 12/31/2023	Balance at 12/31/2022
Tax receivables
Indirect taxes	493	569
Current income taxes receivable	598	1,549
Other	102	95
Total	1,193	2,213
The heading "Current income taxes receivable" as of December 31, 2022 included a receivable from Telxius Telecom amounting to 876 million euros corresponding to the income tax for the 2021 fiscal year, which was mainly generated by the second advance corporation tax paid for 2021 ("minimum instalment payment regime", regulated by RDL 2/2016 of 30 September, which is calculated on the positive result of the consolidated profit and loss account of its tax group whose parent company is Telxius Telecom). The profit obtained on the sale of its tower division subsidiaries, despite being tax exempt (at 95%) from corporate income tax, was nevertheless included in the basis for calculating the instalment payment. This credit was included into consideration for the annual corporate income tax return for 2021, which was filed in July 2022. The effective recovery of this credit took place in January 2023.
On May 13, 2021 the Supreme Court of Brazil concluded the judgment of one of the most important tax disputes in Brazil, related to the exclusion of the ICMS tax (state tax on goods and services) in the PIS/COFINS (Contribuição para Financiamento da Seguridade Social) tax base. The impact in the consolidated income statement at 2021 amounted to 1,660 million Brazilian reals (261 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26), 573 million Brazilian reals (90 million euros) in "Finance income" (see Note 19) and 36 million Brazilian reals correspond to monetary updating (6 million euros).
Additionally, Telefónica Brazil has another legal proceeding that became final in 2018 for which it partially recognized the credit. The remaining portion of this process, relating to the period from April 1998 to June 2002 was not recognized at that time, as Telefónica Brazil considered it to be a contingent asset and, therefore, did not meet the parameters for its accounting recognition. In August 2022, based on the evolution of more recent decisions handed down by the STF that could impact the process in question, Telefónica Brazil, supported by the opinions of its legal advisors, concluded that the aforementioned process reached the status of net recoverability and therefore would be entitled to the accounting recognition of the remaining portion of the credit. Consequently, in 2022 1,146 million Brazilian reais (212 million euros at the average exchange rate of December, 2022) were registered in "Current income taxes receivable". The impact in the consolidated income statement at 2022 amounted to 397 million Brazilian reals (73 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26), 749 million Brazilian reals (139 million euros) in "Finance income" (see Note 19) and 67 million Brazilian reals correspond to monetary updating (12 million euros). In 2022 the Company started the offset of said credit and at December 31, 2022 the credits pending compensation amounting to 787 million Brazilian reals, equivalent to 141 million euros at the closing exchange rate of December 31, 2022. At December 31, 2023 these credits had been totally compensated.
In 2023, after evaluating a complementary issue, Telefónica Brazil offset an additional tax credit amounted to 522 million Brazilian reals (97 million euros at the average exchange rate of December, 2023). The impact in the consolidated income statement of 2023 amounted to 277 million Brazilian reals (51 million euros) reducing "Taxes other than income tax" within "Other expenses" (see Note 26) and 245 million Brazilian reals (46 million euros) in "Finance income" (see Note 19).
As of December 31, 2023, these credits have been fully compensated.
"Current income taxes payable" as of December 31, 2023 includes the balance provisioned for litigation in Peru (see Tax litigation in Telefónica del Perú in this note).
Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2023, 2022 and 2021 is as follows:

Millions of euros	2023	2022	2021
Accounting profit before tax	(1,473)	2,960	12,095
Tax expense at prevailing statutory rate	(248)	797	2,768
Permanent differences	442	(793)	(1,705)
Changes in deferred tax charge due to changes in tax rates	—	1	51
(Capitalization)/reversal of tax deduction and tax relief	(173)	88	225
(Capitalization)/reversal of loss carryforwards	(855)	197	(307)
Increase/(decrease) in tax expense arising from temporary differences	11	43	84
Other concepts	(76)	308	262
Corporate income tax	(899)	641	1,378
Breakdown of current/deferred tax expense
Current tax expense	473	(218)	831
Deferred tax expense	(1,372)	859	547
Total Corporate income tax	(899)	641	1,378
2023
Permanent differences for 2023 mainly include 477 million euros that result from excluding from the reconciliation the share of loss of VMO2 accounted for by the equity method (see Note 10). This result is part of the Accounting profit before tax but has no effect on the consolidated Corporate income tax.
(Capitalization)/reversal of tax deduction and tax relief in 2023 mainly includes the reversal of deferred tax assets for tax credits of the Telefónica, S.A. tax group amounting to 173 million euros, with a balancing entry in deferred tax expense (see Main changes registered in 2023 above in this note).
(Capitalization)/reversal of loss carryforwards in 2023 mainly includes the effect of the General Court Judgment of September 27, 2023 that finally annuls the Third Decision (EU) 2015/314 of the Commission (see Tax deductibility of financial goodwill in Spain in this note) with counterpart in deferred tax assets amounting to 334 million euros and the activation of tax credits for tax loss carryforwards generated in previous years of Telefónica, S.A. for an amount of 368 million euros, the recognition of tax credits for tax loss carryforwards generated in previous years of Telefónica Germany amounting to 115 million euros and Group 3G UMTS Holding GmbH amounting to 73 million euros are included too in (Capitalization)/reversal of loss carryforwards in 2023 (see Main changes registered in 2023 above in this note).
2022
"Permanent differences" for 2022, mainly includes 651 million of income corresponding to the last corporate simplification implemented in Brazil due to the approval in 2021 of a new Telecommunications Law (Law 14.195 of 26 August 2021), the consequent repeal of Decree 2.617/1998, which abolishes the obligation to control a telecommunications company through a Brazilian company.
Likewise, as a result of the closure of the tax inspection of Group 3G UMTS Holding GmbH for several years up to 2015 and once it was confirmed that no adjustment was proposed, the company has reversed the provision that had been recorded for this purpose, with an impact on Corporate income tax of 186 million euros and in Finance income of 69 million euros. This movement has not had any cash effect.
(Capitalization)/reversal of tax deduction and tax relief in 2022 mainly includes the reversal of deferred tax assets for tax credits of the Telefónica, S.A. tax group amounting to 112 million euros, with a balancing entry in deferred tax expense.
(Capitalization)/reversal of loss carryforwards in 2022 mainly includes the effect of unrecorded tax loss carryforwards generated in the year and the reversal of tax loss carryforwards generated in prior years of the Telefónica, S.A. tax group, amounting to 326 million euros and 85 million euros, respectively. On the other hand, the recognition of tax credits for tax loss carryforwards generated in previous years of Telefónica Germany amounting to 76 million euros and Group 3G UMTS Holding GmbH amounting to 76 million euros are included too in (Capitalization)/reversal of loss carryforwards in 2022 (see Main changes registered in 2022 above in this note).
Other items in 2022 mainly include an expense of 241 million euros as a result of the provision for tax contingencies recorded during the year by Telefónica del Perú (see Tax litigation at Telefónica del Perú later in this note).
2021
"Permanent differences" for 2021 mainly included the effect of the corporate income tax exemption on capital gains generated on the constitution of VMED O2 UK and on the sale of Telxius' telecommunications tower division (see Note 2). It also included 387 million euros expense for the signing of the Settlement Agreement following the closure of the corporate income tax audit for the years 2014 to 2017 in Spain referred to in the section "Inspections of the tax group in Spain" of this note.
"Changes in deferred tax charge due to changes in tax rates" in 2021 included the impact of the change in the corporate income tax rate in Argentina, United Kingdom and Colombia. In Argentina the Law 27,630 of June 16, 2021 of the Corporation Tax established an increase in the nominal tax rate from 30% to 35% with retroactive effect from January 1st, 2021. In addition, on May 24, 2021 a change in the nominal tax rate from 19% to 25% was substantially enacted in the United Kingdom, which will begin to apply on April 1st, 2023. In September 2021, the so-called Social Investment Law (Law 2155 of 2021) was approved in Colombia, which established that as of 2022, the general income tax rate for legal entities is 35%. As a result of these changes in tax rates, a net deferred tax effect was recorded with a counterpart in Corporate income tax, amounting to 51 million euros.
"(Capitalization)/reversal of loss carryforwards" in 2021 included the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 77 million euros and 72 million euros, respectively, the recognition of tax credits in Brazil amounting to 221 million euros as a result of a decision of the Supreme Federal Court of September 24, 2021, partially compensated by the reversal of the tax group in Spain amounting to 65 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2021 mainly included the effect of deductible temporary differences not recognized in Telefónica México, amounting to 83 million euros.
The heading "Other concepts" in 2021 included an expense of 97 million euros as a result of the provision for tax contingencies recorded by Telefónica del Perú in the year (see "Tax litigation in Telefónica del Perú" later in this note) and 97 million euros for the taxation of dividend income from Spanish companies.
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Spanish Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill (fondo de comercio) arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and ColTel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2023, was 2,206 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
On October 6, 2021, the Court of Justice of the European Union concluded that the European Commission correctly classified the Spanish tax depreciation scheme of the Fondo de Comercio as State aid incompatible with the internal market for the First and Second Decisions.
With regard to the recognition of legitimate expectations for the First and Second decisions, the Court of Justice of the European Union confirms its applicability.
The proceedings initiated on the Third Decision, suspended until the resolution of the 1st and the 2nd Decisions resumed on October 19, 2021. The General Court of the Court of Justice of the European Union issued a ruling on September 27, 2023 annulling the Commission's Third Decision (EU) 2015/314, effective as of the day of its publication. However, the proceedings have not been finally concluded as the European Commission appealed the ruling to the Court of Justice of the European Union on December 14, 2023.
As a result of the execution of this Sentence, as well as that of the Constitutional Court on Royal Decree Law 3/2016, Telefónica could once again have available (in addition to the 334 million euros in accordance with the opinion of the Company and its advisors as to the likely outcome of the aforementioned appeal), totally or partially, the tax credits for negative tax bases and deductions under Constitutional Court Ruling on Royal Decree Law 3/2016 of this note.
The "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agencia Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered in March 2019, February 2021 and July 2023, the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015, 2016 to 2018 and 2019 to 2020, respectively. The amount paid by Telefónica after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 13.4 million euros.
Notwithstanding the fact that Telefónica understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly Vivo, the Group applied in 2023 the provision for the recovered part, 49 million euros, and has decided to continue provisioning the amount of the goodwill amortized for tax purposes, and not recovered by the Administration which amounted to 419 million euros as of December 31, 2023 (406 million euros as of December 31, 2022).
Inspections of the tax group in Spain
In July 2019, new inspection procedures were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The periods audited for Corporate Income Tax were the years 2014 to 2017.
The closing of the inspection procedure took place in January 2022, with the Settlement Agreement being notified, and which the Company challenged in an economic-administrative procedure at the Central Economic-Administrative Court due to the adjustments with which it did not agree, mainly related to the "juros sobre el capital propio". In December 2022, the Company received a rejection resolution from the Central Economic-Administrative Court, which was challenged on the National High Court in February 2023. The final decision is still pending.
In relation to the 2008-2011 inspection procedure, in July 2022 Telefónica was notified of the Supreme Court's decision rejecting the appeal for cassation filed by the State Attorney's Office against the judgment of the Audiencia Nacional (National High Court) of October 29, 2021. This confirmed the criteria used by Telefónica, S.A. for the use of tax losses carryforward and deductions in relation to the liquidation agreements derived from the Corporate Income Tax inspection of those years.
On October 24, 2022, an Agreement for the Execution of the Judgment of the Audiencia Nacional (National High Court) was issued, which orders the refund to Telefónica of an amount of 790 million euros for taxes paid in those years, as well as an amount of 526 million euros as delayed interest. Said amounts were collected on October 28, 2022.
In July 2023 new inspection procedures were initiated with respect to several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The taxes and periods being audited were as follows: corporate income tax for the years 2018 to 2021 and value added tax for the period from May to December 2019 as well as for the years 2020 and 2021.
As a result of the ongoing inspection process and the years still to be inspected, at the end of the financial year 2023, it is not estimated that there will be a need to recognize additional liabilities in the Consolidated Financial Statements.
Constitutional Court Ruling on Royal Decree Law 3/2016
On January 18, 2024, the plenary session of the Constitutional Court of Spain ("TC") unanimously declared unconstitutional certain measures introduced by Royal Decree-Law 3/2016 of December 2 on corporate income tax. Specifically, the TC declared unconstitutional the setting of stricter ceilings for the offsetting of negative tax bases, the introduction ex novo of a limit on the application of double taxation deductions, and the obligation to automatically integrate into the tax base of the tax the impairment of holdings that had been deducted in previous years. This ruling, following the trend of previous TC rulings, points out that, in the interest of legal certainty, the effects of the declaration of unconstitutionality are limited.
However, because Telefónica has submitted letters of request for rectification for the financial years 2016 onwards of both the consolidated self-assessment tax returns (Form 220) of the Tax Group 24/90 and the individual self-assessment tax returns (Form 200) of the Group companies affected by the measures, Telefónica would not be affected by any such limitation on the scope of the declaration of unconstitutionality.
Although the corporate income tax returns of the Tax Group 24/90 in Spain for the years 2016 to 2022 will be affected by the aforementioned ruling, it is not possible at this time to determine with any degree of certainty what the specific effects on Telefónica's tax position will be or, given the status of the proceedings in which Telefónica's claims are being resolved, when the administrative rulings recognizing such effects will be issued. This is because there are various factors of uncertainty which make it impossible to determine, from a quantitative point of view, these effects, or to predict when they may be determined or when they will materialize.
As a result of the implementation of this TC ruling, as well as that of the General Court of the Court of Justice of the European Union regarding the amortization of goodwill, Telefónica could again have available (in addition to the 334 million euros, see Main changes registered in 2023 above in this note), totally or partially, the following tax credits for tax loss carryforwards and deductions used in the settlements of those years; for tax loss carryforwards for the years: 2002, 247 million euros, 2004, 21 million euros, 2011, 615 million euros and 2015, 1,503 million euros; and, for deductions: for double taxation from 2010 to 2020, 952 million euros, for reinvestment from 2003 and from 2011 to 2013, 23 million euros, for investments from 2003 to 2013, 476 million euros, for donations from 2009 to 2018, 260 million euros, for fixed assets in the Canary Islands from 2010 to 2020, 101 million euros and for reversal of temporary measures from 2015 to 2020, 29 million euros.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), the Supreme Court has established that the tax is only payable in respect of assessments for periods after October 2016.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 23,130 million Brazilian reais as of December 31, 2023 (approximately 4,323 million euros at the exchange rate on that date, see Note 24 to the Consolidated Financial Statements), 21,712 million Brazilian reais as of December 31, 2022 (approximately 3,898 million euros at the exchange rate on that date). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to the federal income taxes for the total amount of 30,379 million Brazilian reais as of December 31, 2023 (approximately 5,678 million euros at the exchange rate on that date), 29,778 million Brazilian reais as of December 31, 2022 (approximately 5,346 million euros at the exchange rate on that date), mainly related to the tax amortization in Brazil in the years 2011 to 2020 of the goodwill originated in the acquisitions of Vivo and GVT and their subsequent merger with Telefónica Brasil. These proceedings are at the administrative and judicial stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
There are other probable contingencies in relation to the federal income taxes for the total amount of 198 million Brazilian reais as of December 31, 2023 (approximately 37 million euros at the exchange rate as of December 31, 2023), 104 million Brazilian reais as of December 31, 2022 (approximately 19 million euros at the exchange rate on that date). The Company has recognized a provision for this amount.
Tax litigation in Telefónica del Perú
In relation to tax claims in Peru, it should be noted that Telefónica del Perú is party to numerous legal proceedings (contentious administrative proceedings (ACAs) and appeals (amparos)) for tax matters relating to corporate income tax and VAT, mainly for the years 1998 to 2005, the most relevant being those corresponding to the years 1998 to 2001 (relating to corporate income tax, payments in advance, credit balances, associated VAT, interest and applicable penalties).
The evolution of the appeals of the different cases from the period 1998 to 2001 has been uneven and complex over the last few years, but we can highlight the second instance Judgment of 2015, which was partially upheld; the Supreme Court Judgments of 2019; the January 2020 Supreme Court Ruling, annulling the previous rulings of 2000 and 2001 in relation to the provision for doubtful debts; the Constitutional Court Rulings in 2021 in relation to the settlement of late payment interest, partially upheld; and the Supreme Court Rulings of 2021 and 2022 on the credit balance from 1999 used in 2000.
On January 17 and 18, 2023, Telefónica del Perú received notifications of the judgments handed down by the Supreme Court that resolved, in the last instance and unfavorably to the Company (references to the “Company” in this section refer to Telefónica del Perú), the contentious administrative proceedings relating to income tax for the years 1998, 2000 and 2001.
The rulings issued by the Fifth Chamber of Constitutional and Social Transitory of the Supreme Court do not contain any payment mandate to the Company, as the rulings issued in the administrative contentious proceedings were resolved on concepts derived from a pronouncement of the Tax Court. At the end of these proceedings - and any others that may be applicable - the Tax Administration, through an administrative act, will determine the amount of the corresponding payment obligations.
Because there were certain adjustments on which the rulings had been definitive since 2015 (positively for the Company in relation to the deductibility of the rental of public spaces and negatively in the case of the deductibility of certain financial charges), the Company previously recorded a provision with an impact on income tax, the amount of which has been updated periodically and constantly depending on the evolution of the various proceedings and the applicable interest rates.
In addition to the above, in June 2022 a new ruling was received from the Tax Court in relation to the corporate income tax of Telefónica Móviles del Perú for 2000. This ruling was favorable to the Company with respect to the recognition of the tax value of certain network assets and unfavorable with respect to the deductibility of the exchange rate tax.
In relation to all these proceedings, the Group considers that the initial amount claimed by the Peruvian government has been exponentially increased by the accrual of interest generated by the delay, not attributable to the Company, of almost 20 years in processing the lawsuits, meaning that almost 80% of the total amount claimed is due to interest and fines. And all this, despite the fact that in 2021 the Constitutional Court itself ruled in favor of Telefónica del Perú, recognizing that it had been charged interest for delays not attributable to the company.
For this and other reasons, the Group has been in international arbitration before ICSID since March 2021 for various conducts of the Peruvian State in violation of the Agreement for the Promotion and Reciprocal Protection of Investments between Spain and Peru (see Note 29.a).
The Company has recorded the necessary provisions for the contingencies considered probable, leaving as possible contingencies an amount of 587 million Peruvian soles as of December 31, 2023, or approximately 143 million euros at the exchange rate on that date (560 million Peruvian soles as of December 31, 2022, or approximately 138 million euros at the exchange rate on that date).
The total provision for tax litigation in Peru, following the payments made to date, as well as the use of credit balance and the restatement of interest, have led to the adjustment of the provision at December 31, 2023, which amounts to 3,117 million Peruvian soles, or approximately 761 million euros at the exchange rate as of December 31, 2023 (3,849 million Peruvian soles as of December 31, 2022 or approximately 945 million euros at the exchange rate of the date).
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute of limitations periods. In Spain, years from 2018 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:
•The last twelve years in Germany.
•The last nine years in the United Kingdom.
•The last seven years in Argentina.
•The last six years in Venezuela and Colombia
•The last five years in Brazil, Mexico, Uruguay and the Netherlands.
•The last four years in Peru and Ecuador.
•The last three years in Chile and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.
The new international tax regulation (Pillar Two)
The rules of Pillar Two will apply to the Telefónica Group starting in 2024. On December 20, 2023, the Draft Law establishing a complementary tax to guarantee a global minimum level of taxation for multinational groups and large national groups was published in Spain. Said document has been submitted to the public information process for the presentation of observations during the period between December 21, 2023 and January 19, 2024, without it having been approved as of the date of formulation of these financial statements.
Starting in 2024, once the aforementioned Law is approved, the Telefónica Group will be subject in Spain to a complementary tax that will tax the profits obtained in any jurisdiction in which it operates in which the effective tax rate, calculated at the jurisdictional level, is lower than the minimum rate of 15%.
As the rule that regulates this tax has not yet come into force in Spain, the Group has not recorded any impact on the tax expense for the year. On the other hand, the Group applies the exception to recognize and disclose information on deferred tax assets and liabilities related to this tax, as provided in the amendments to IAS 12 issued in May 2023 (see Note 3.o).
Taking into account the existing regulatory framework at the date of authorization for issuance of these financial statements, it is not yet possible to make a precise and reliable estimate of the impact that the application of the Pillar Two standard will have. However, and in accordance with the analysis carried out on the years prior to the period of application, and except for possible unforeseen events in subsequent years, it is estimated that the new tax will not have a material impact on the Group's income statement.
The Telefónica Group has assumed the commitment to apply the OECD Pillar Two guidelines, is aligned with the principles and actions advocated by the OECD and is working on the analysis of the impact of the new standard, to establish a system of compliance and control and management, which allows to adapt to regulations in a timely manner.